MFS(R) SUN LIFE SERIES TRUST:

                                TECHNOLOGY SERIES

                      Supplement to the Current Prospectus


Effective April 1, 2004, the Portfolio Manager section of the prospectus is hereby restated as follows:

Daniel G. Scherman is primarily responsible for the day-to-day portfolio management of the Technology Series. Mr. Scherman, an MFS Vice President, has been a member of the series' management team since May 1, 2002, and has been employed in the MFS investment management area since 1992. In selecting securities for the series, Mr. Scherman takes into account recommendations derived through fundamental research from an MFS' team of equity research analysts, and makes investment decisions based, in part, on quantitative analysis of these recommendations.



                  The date of this Supplement is April 1, 2004.